UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 26, 2011 (May 25, 2011)
EMDEON INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34435 (Commission File Number)	20-5799664 (IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN (Address of Principal Executive Offices)	37214 (Zip Code)
(615) 932-3000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     Emdeon Inc. (“Emdeon”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on May 25, 2011. Emdeon’s stockholders voted upon and approved each of the proposals presented at the Annual Meeting which are described in detail in Emdeon’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 12, 2011 (the “Proxy Statement”). Holders of 113,513,968 shares of Emdeon’s Class A common stock and Class B common stock, voting together as a single class for purposes of the Annual Meeting, were present in person or represented by proxy at the Annual Meeting.
     The following are the voting results on each matter submitted to Emdeon’s stockholders at the Annual Meeting:
•	Proposal 1: To elect nine directors to serve until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

		Withheld/
Director	For	Abstentions	Broker Non-Votes
George I. Lazenby, IV	111,258,689	493,914	1,761,365
Tracy L. Bahl	94,618,188	17,134,415	1,761,365
Dinyar S. Devitre	111,247,266	505,337	1,761,365
Mark F. Dzialga	111,070,527	682,076	1,761,365
Philip U. Hammarskjold	111,123,391	629,212	1,761,365
Jim D. Kever	111,247,566	505,037	1,761,365
Jonathan C. Korngold	94,312,986	17,439,617	1,761,365
Philip M. Pead	111,173,055	579,548	1,761,365
Allen R. Thorpe	111,048,192	704,411	1,761,365
•	Proposal 2: To ratify the appointment of Ernst & Young LLP as Emdeon’s independent registered public accounting firm for the year ending December 31, 2011.

Votes For	Votes Against	Abstentions
113,471,435	35,128	7,405
•	Proposal 3: To approve, on an advisory basis, the executive compensation for Emdeon’s named executive officers, as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,238,290	307,177	207,136	1,761,365
•	Proposal 4: To approve, on an advisory basis, the frequency Emdeon should seek an advisory vote on the executive compensation for Emdeon’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
23,072,985	442,675	86,674,516	705,639	1,761,365

     Following the Annual Meeting, Emdeon’s Board of Directors determined that Emdeon will hold an advisory vote on executive compensation every three (3) years. A stockholder vote on the frequency of the vote to approve executive compensation is required to be held at least once every six years.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.
Date: May 26, 2011	By:	/s/ Gregory T. Stevens
		Name:	Gregory T. Stevens
		Title:	Executive Vice President, General Counsel and Secretary